UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                  FORM N-CSRS
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2017

                    DATE OF REPORTING PERIOD: JUNE 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR Sec. 270.30e-1) is attached hereto.

                                                              Semi-Annual Report
                                                                   June 30, 2018

                                                 The Advisors' Inner Circle Fund

                                                               [GRAPHIC OMITTED]

                                                         Harvest Asian Bond Fund

THE ADVISORS' INNER CIRCLE FUND                          HARVEST ASIAN BOND FUND
                                                         JUNE 30, 2018


--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter                                                           1
Schedule of Investments                                                        7
Statement of Assets and Liabilities                                           16
Statement of Operations                                                       17
Statements of Changes in Net Assets                                           18
Financial Highlights                                                          20
Notes to Financial Statements                                                 22
Disclosure of Fund Expenses                                                   36
Shareholder Voting Results                                                    38


The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholders:

FUND PERFORMANCE REVIEW

For 1H2018, Class A of the Harvest Asian Bond Fund ("Fund") provided a total return of -2.91%, underperforming the JP Morgan Chase Asian Credit Index China ("JACI China") and Hong Kong ("JACI HK") sub-indices, which returned -2.19% and -1.4%, respectively.

We maintained a relatively short duration (3.48yr) and balanced mix of investment grade (47.4%) and high yield (43.5%) fixed income securities, we stayed with names with improving credit fundamental and selectively invest in the Chinese credit space and outside of China including Australia, India, Indonesia, developed countries and other emerging markets ("EM").

During 1H2018, the US Treasury ("UST") was highly volatile and negatively impacted the performance of the U.S. dollar ("USD") bond space. It widened 70bps year-to-date to peak at 3.11% in May and tightened 25bps back to 2.86% towards the end of June. The Federal Reserve ("Fed") hiked benchmark short-term interest rate by 0.25% in June and the Fed pointed to two more hikes for the rest of the year to bring the total to four hikes in 2018.

Since the beginning of the year, we have positioned with a short duration which reduced the impact of UST volatility and took the opportunity to reduce some of our duration risk in May as the 10year treasury pulled back. We kept the duration in the range of 3.0 -3.5 years given that we believe the UST will remain range bound, and we are probably at low end of that range.

MARKET REVIEW

In 1H2018, the Asia credit market has experienced decent decompression driven by a sharp rise in UST yields, more aggressive trade policy from US President Trump and weaker-than-expected fund flows from both in-region and EM accounts, with the "China bid" all but disappearing. The EM bond fund inflows amounted to just USD9.1bn compared to USD35.0bn in 1H2017. Besides, there were ongoing outflows in hard currency and local currency funds as well, flows into hard currency funds totaled only USD238m YTD (2017 YTD: USD20.1bn) while flows into local currency funds (2018 YTD: USD6.1bn, 2017 YTD: USD11.4bn) also decelerated, albeit not as much as hard currency flows. The JACI composite index return -2.55% in 1H with credit spreads widened 53bps.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

In 1Q, the JACI composite index returned -1.37% and credit spread widened 7bp to end the quarter. UST yield was largely on an uptrend during the early part of the quarter, and dipped below 2.80% quarter end. Despite the higher treasury yield, the message of continued hikes at the front end further flattened the UST curve, where the 2Y-10Y spread differential tightened further from 51 bps to 46 bps. Federal Open Market Committee ("FOMC") raised rates by a quarter percentage point again in March 2018. Furthermore, core consumer price index ("CPI") for March came in at 2.1%, in line with market expectation which further signaled an improving macro conditions and US dollar continued to weaken since the start of January and U.S. Dollar Index ("DXY") remains range bound around 90. Gross issuance in 1Q 2018 for Asian USD bond market totaled USD 70bn, 8% lower than in 1Q 2017. Due to elevated market volatility, some issuers also cancelled their planned USD bond deals.

In 2Q, Asia credits continued to retreat. The JACI composite index lost another 1.19% and widened in 42bp in 2Q. The US-China trade tiff continued to simmer in the background and the market saw several new risks boil over in EM and domestic markets ("DM"). The sharp fall in the Argentina Peso, Brazilian Real and Turkish Lira again highlighted the vulnerability of EM to global liquidity withdrawal, Italy's political fiasco led to a temporary spike in market volatility. Weakness in Asia was exacerbated by poor performance in countries such as Indonesia, India, Malaysia and Philippines, however the preemptive rate hikes by their central banks have helped to stabilize their currencies and the financial market. In China, the default of China Energy Reserve and Chemical and the dive in bond prices of several China high yield ("HY") names has further dragged the market.

We are also seeing more default cases from companies in onshore with poor fundamentals. These companies are not in our investment universe and we think it is healthy development for the economy as part of China government's deleveraging efforts. Despite the increasing default rate, onshore default rate was only up 4bps YTD to 36bps, still very low compared to other markets. People's Bank of China ("PBoC") announced another 50bps reserve requirement ratio ("RRR") cut for most banks effective on July 5 to relieve funding strains and the cut will release an estimated Chinese Yuan Renminbi ("RMB") 700bn liquidity to support debt-to-equity swaps and lending to small businesses. Given global and local headwinds, we expect that the PBoC will likely continue fine-tuning using RRR cuts and other policy tools in the coming quarters. Also, the further sell off in the China credit space, the risk reward profile of certain issuers look increasingly attractive compared to other countries and other fixed income assets. We will continue to monitor trading opportunities.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

OUTLOOK ON MARKET

Issuance in 2018 is expected to slow down to around US$ 260bn as opposed to the USD 300bn expected in the earlier part of the year. This is driven by lowered market demand, ongoing concerns of EM weakness and growing onshore/offshore default of Chinese corporates. With growth domestic product ("GDP") growth numbers in Asia still healthy, valuation for certain segments of the market that faces less supply risk now looks more attractive.

Concerns over trade wars have picked up with tit for tat retaliatory efforts from China after US imposed tariffs on US$ 34bn in Chinese goods. Threats of another round of escalation, where US would likely implement tariffs on a further US$ 200bn of Chinese imports have also led to market volatility. It is our view that with these tariffs, growth will likely moderate in China but is still manageable as can be seen from 2Q 2018's GDP growth of 6.7% . Moreover any drastic slowdown in China could be tapered by policies to further ease monetary conditions and should help minimize the impact of a significant decline in earnings.

The backdrop for most commodities also remains positive driven by strong demand growth and more disciplined supply production. This continues to lend support to global growth and also should improve earnings of many commodities related company.

For now, deleveraging still remains a key focus of policy makers in China which have led to a small amount of companies defaulting. Though the default rate is expected to rise in 2H 2018, it is expected to still be low (current default 0.4%) and systemic risks are not likely to arise. Given the tighter liquidity in China, we remain cautious of certain parts of the market but remain overall constructive of growth within Asia. With the recent correction, we start to see pockets of value emerging within the fixed income space.

FUND POSITIONING

Risk off sentiments dominated the second quarter of the year. We are cautiously optimistic on the Asian credit market in the medium term, given the rising relative values versus the US especially for Asian HY. We however hold a cautious stance in the near term, given the volatility driven by global trade tension, increasing China default cases and the implementation of the new asset management rules in China. Despite the view that default cases are largely isolated events mainly on companies with poor fundamentals, we believe that these headlines will however continue to drive the market sentiment weaker in the short term and create further volatilities in the market. Despite the increasing default rate, onshore default rate was only up

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

4bps year to date to 36bps, which is still very low compared to other regions. These companies are not in our investment universe and we think it is healthy development for the economy as part of China government's deleveraging efforts. Given the further sell off in the China credit space, the risk reward profile for certain issuers look increasingly attractive compared to fixed income assets available in other regions. We will continue to invest in short dated high quality credits and closely follow through on our investments by performing continuous and robust review on the underlying business fundamentals.

On the IG front, our preference remains with the larger, listed names, both in the corporate space and banks, as well as strategically important SOEs and companies in defensive sectors. We will also selectively invest in HY credits especially issuers with strong fundamentals, long corporate history and decent financing track record through multiple funding channels. After recent adjustments in other EM regions such as Indonesia and India due to currency volatility, we believe that value has started to emerge especially with certain commodity companies. Of course, commodity prices will be closely monitored as the on-going trade tension could have a negative impact on global growth.

We expect UST yields to continue range-bound in the near term. Hence, we will continue with our dynamic hedging strategy to manage duration -- adding to duration when rates move higher and vice versa. We expect US 10yr treasury yield to gradually trend higher towards high 2% at end-2018. Given uncertainties in RMB due to the on-going trade war with the US, we have taken down our China Offshore Spot ("CNH") positions and will remain underweight until we see further clarity.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

JP MORGAN ASIA CREDIT INDEX (JACI) TRACKS TOTAL RETURN PERFORMANCE OF THE ASIA FIXED-RATE DOLLAR BOND MARKET. JACI IS A MARKET CAP-INDEX COMPRISING OF SOVEREIGN, QUASI-SOVEREIGN AND CORPORATE BONDS. THE FUND'S BENCHMARK INDEX IS COMPRISED OF JACI 50% HONG KONG TOTAL RETURN AND 50% CHINA TOTAL RETURN INDEX. THE BENCHMARK INDEX RETURNS DO NOT REFLECT ANY MANAGEMENT FEES, TRANSACTION COSTS OR EXPENSES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MUTUAL FUND INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVES. BOND AND BOND FUNDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. THE FUND FOCUSES ITS INVESTMENTS PRIMARILY WITH CHINESE ISSUERS AND ISSUERS WITH ECONOMIC TIES TO CHINA. THE FUND IS SUBJECT TO POLITICAL, SOCIAL OR ECONOMIC INSTABILITY WITHIN CHINA WHICH MAY CAUSE DECLINE IN

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

VALUE. FLUCTUATIONS IN CURRENCY OF FOREIGN COUNTRIES MAY HAVE AN ADVERSE EFFECT TO DOMESTIC CURRENCY VALUES. EMERGING MARKETS INVOLVE HEIGHTENED RISK RELATED TO THE SAME FACTORS AS WELL AS INCREASE VOLATILITY AND LOWER TRADING VOLUME. THE FUND USES DERIVATIVE INSTRUMENTS. THE PRIMARY RISK OF DERIVATIVE INSTRUMENTS IS THAT CHANGES IN THE MARKET VALUE OF SECURITIES HELD BY THE FUND AND OF THE DERIVATIVE INSTRUMENTS RELATING TO THOSE SECURITIES MAY NOT BE PROPORTIONATE. DERIVATIVES ARE ALSO SUBJECT TO ILLIQUIDITY AND COUNTERPARTY RISK. HIGH YIELD BONDS INVOLVE GREATER RISK OF DEFAULT OR DOWNGRADE AND ARE MORE VOLATILE THAN INVESTMENT GRADE SECURITIES, DUE TO THE SPECULATIVE NATURE OF THEIR INVESTMENTS. CURRENT AND FUTURE HOLDINGS ARE SUBJECT TO RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVE. MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.25%.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

                       DEFINITION OF COMPARATIVE INDICES

JP MORGAN ASIA CREDIT INDEX (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund's benchmark index is comprised of JACI 50% Hong Kong Total Return and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

CEMBI BROAD INDEX a global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

FTSE-BOCHK OFFSHORE RENMINBI (RMB) BOND INDEX tracks the total return performance of offshore RMB-denominated bonds which are issued and settled outside the People's Republic of China and fulfil a set of specified and transparent criteria for eligibility.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR WEIGHTINGS+:
--------------------------------------------------------------------------------

21.9% Bank & Financial
18.4% Property
12.1% Construction, Materials, Equipment and Cement
8.1%  Consumer
7.5%  Energy
5.8%  Other
5.2%  Industrial
4.9%  HY Property CH
4.7%  Sovereign & Quasi
3.6%  Technology
2.7%  Utilities
2.6%  Supranational
1.1%  REITS
0.8%  IG Property CH
0.6%  Conglomerate

+ Percentages are based on total investments

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 79.8%
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----

AUSTRALIA -- 1.3%
   Adani Abbot Point Terminal
       4.450%, 12/15/2022                      $ 200,000            $ 181,540
   Asciano Finance MTN
       Callable 12/22/2027 @ $100
       4.750%, 03/22/2028                        300,000              291,498
                                                                    ---------
                                                                      473,038
                                                                    ---------
CHINA -- 47.9%
   21Vianet Group
       7.000%, 08/17/2020                        400,000              391,990
   Anton Oilfield Services Group
       9.750%, 12/05/2020                        400,000              401,964
   Azure Orbit IV International Finance MTN
       4.000%, 01/25/2028                        500,000              471,311
   Bank of Communications
       Callable 07/29/2020 @ $100
       5.000%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+3.344%,
           12/29/2049+                           400,000              396,500
   CAR
       Callable 07/30/2018 @ $103
       6.125%, 02/04/2020                        300,000              291,000
   Central Plaza Development
       3.875%, 01/30/2021                        500,000              489,221


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----

   CFLD Cayman Investment
       6.500%, 12/21/2020                      $ 300,000           $ 269,973
   Charming Light Investments MTN
       4.375%, 12/21/2027                        250,000             233,375
   Chengdu Communications Investment Group
       4.750%, 12/13/2027                        250,000             230,577
   China Aoyuan Property Group
       Callable 09/13/2020 @ $103
       5.375%, 09/13/2022                        400,000             347,980
   China Cinda Asset Management
       Callable 09/30/2021 @ $100
       4.450%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+3.290%,
           12/29/204+                           500,000             458,750
   China Construction Bank
       Callable 12/16/2020 @ $100
       4.650%, VAR US Treas Yield Curve Rate
          T Note Const Mat 5 Yr+2.974%,
          12/16/2166+                            200,000             198,260
   China Great Wall International Holdings
   III MTN
       4.375%, 05/25/2023                        400,000             400,699
   China Minmetals
       Callable 11/13/2022 @ $100
       3.750%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+4.717%,
           05/13/2166+                            250,000             228,975
   China Overseas Grand Oceans Finance IV Cayman
       4.875%, 06/01/2021                        200,000             199,376
   China SCE Property Holdings
       Callable 04/17/2020 @ $104
       7.450%, 04/17/2021                        200,000             195,463
   China State Construction Finance Cayman II
       3.875%, 11/29/2027                        500,000             467,069
   Chinalco Capital Holdings
       4.250%, 04/21/2022                        450,000             426,370
   CIFI Holdings Group
       Callable 07/30/2018 @ $104
       7.750%, 06/05/2020                        300,000             304,021
       Callable 01/23/2021 @ $103
       5.500%, 01/23/2023                        200,000             177,412
   CNAC HK Finbridge
       5.125%, 03/14/2028                        200,000             197,336
       3.500%, 07/19/2022                        500,000             482,795


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----

   COSL Singapore Capital MTN
       4.500%, 07/30/2025                      $ 500,000            $ 495,889
   Fortune Star BVI
       Callable 01/29/2021 @ $103
       5.950%, 01/29/2023                        400,000              372,971
   Franshion Brilliant
       Callable 01/03/2023 @ $100
       4.000%, VAR US Treas Yield Curve Rate
          T Note  Const Mat 5 Yr+5.238%,
          12/31/2049+                            300,000              270,266
   HeSteel Hong Kong
       4.250%, 04/07/2020                        400,000              377,992
   Huaneng Hong Kong Capital
       Callable 10/30/2022 @ $100
       3.600%, VAR US Treas Yield Curve Rate
          T Note Const Mat 5 Yr+6.596%,
          04/30/2166+                            200,000              180,488
   Huarong Finance
       4.750%, 04/27/2027                        400,000              384,558
       3.661%, VAR ICE LIBOR USD 3 Month+1.325%,
           07/03/2023.                           500,000              497,355
   Huarong Finance
       Callable 01/24/2022 @ $100
       4.500%, VAR US Treas Yield Curve Rate
          T Note  Const Mat 5 Yr+7.773%,
          12/29/2049+                            200,000              195,432
   Industrial & Commercial Bank of China
       Callable 12/10/2021 @ $100
       6.000%, VAR EUR Swap Annual
       5 Yr+5.370%, 12/29/2049+             EUR  300,000              375,740
   Jingrui Holdings
       9.450%, 04/23/2021                        200,000              191,890
   Logan Property Holdings
       Callable 04/24/2020 @ $102
       6.875%, 04/24/2021                        200,000              194,961
       Callable 05/23/2020 @ $103
       5.250%, 02/23/2023                        400,000              353,632
   Longfor Properties
       4.500%, 01/16/2028                        550,000              498,887
   Minmetals Bounteous Finance BVI
       4.750%, 07/30/2025                        500,000              499,772
   New Metro Global
       Callable 04/23/2020 @ $102
       6.500%, 04/23/2021                        200,000              194,212


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----

   Orient HuiZhi
       3.625%, 11/30/2022                        $ 300,000          $ 286,604
   Overseas Chinese Town Asia Holdings
       Callable 10/10/2020 @ $100
       4.300%, VAR US Treas Yield Curve Rate
           T Note Const Mat 3 Yr+7.708%,
           04/10/2166+                             400,000            384,420
   Poly Real Estate Finance
       3.950%, 02/05/2023                          400,000            388,537
   Postal Savings Bank of China
       Callable 09/27/2022 @ $100
       4.500%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+2.634%,
           09/27/2166+                             400,000            371,000
   Ronshine China Holdings
       Callable 12/08/2018 @ $103
       6.950%, 12/08/2019                          300,000            290,850
   Times China Holdings
       Callable 06/04/2020 @ $101
       7.850%, 06/04/2021                          200,000            194,287
   Tsinghua Unic
       4.750%, 01/31/2021                          400,000            379,385
   Vanke Real Estate Hong Kong MTN
       4.150%, 04/18/2023                          200,000            195,912
       3.975%, 11/09/2027                          450,000            411,727
   Wanda Properties Overseas
       4.875%, 11/21/2018                          400,000            398,005
   Weichai International Hong Kong Energy Group
       Callable 09/14/2022 @ $100
       3.750%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+6.084%,
           12/29/2049+                             500,000            462,472
   Yancoal International Resources Development
       Callable 04/13/2020 @ $100
       5.750%, VAR US Treas Yield Curve Rate
           T Note  Const Mat 3 Yr+8.300%,
           12/29/2049+                             500,000            491,251
   Yango Justice International
       9.500%, 09/23/2019                          200,000            193,193
   Yingde Gases Investment
       Callable 01/19/2021 @ $103
       6.250%, 01/19/2023                          300,000            283,296
                                                                   ----------
                                                                   17,075,401
                                                                   ----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----
HONG KONG -- 8.0%
   Bank of East Asia
       Callable 05/18/2022 @ $100
       5.625%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+3.682%,
           12/31/2049+                          $ 200,000           $ 191,493
   China Cinda Finance MTN
       4.750%, 02/08/2028                         500,000             488,597
       4.400%, 03/09/2027                         200,000             191,561
   China City Construction International
       5.350%, 07/03/2017 (A)              CNY  3,267,644             343,395
   FWD
       Callable 02/01/2023 @ $100
       5.500%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+3.075%,
           08/01/2166+                            500,000             462,537
   Nanyang Commercial Bank
       Callable 06/02/2022 @ $100
       5.000%, VAR US Treas Yield Curve Rate
           T Note Const Mat 5 Yr+3.205%,
           12/31/2166+                            650,000             598,038
   Nuoxi Capital
       4.575%, 04/20/2020                         200,000             190,497
   WTT Investment
       Callable 11/21/2020 @ $103
       5.500%, 11/21/2022                         400,000             381,324
                                                                    ---------
                                                                    2,847,442
                                                                    ---------
INDIA -- 6.2%
   Adani Ports & Special Economic Zone
       3.950%, 01/19/2022                         500,000             490,374
   BPRL International Singapore MTN
       4.375%, 01/18/2027                         300,000             284,913
   HT Global IT Solutions Holdings
       Callable 07/30/2018 @ $105
       7.000%, 07/14/2021                         400,000             396,980
   Power Finance MTN
       3.750%, 12/06/2027                         300,000             266,259
   UPL
       4.500%, 03/08/2028                         400,000             373,444
   Vedanta Resources
       6.375%, 07/30/2022                         400,000             381,000
                                                                    ---------
                                                                    2,192,970
                                                                    ---------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                  HARVEST ASIAN BOND FUND
                                                 JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----
INDONESIA -- 7.8%
   ABM Investama
       Callable 08/01/2020 @ $104
       7.125%, 08/01/2022                      $ 400,000            $ 355,858
   Indonesia Government International Bond
       4.750%, 01/08/2026                        200,000              202,697
       4.750%, 07/18/2047                        300,000              283,297
       4.100%, 04/24/2028                        200,000              193,259
   Medco Straits Services
       Callable 08/17/2020 @ $104
       8.500%, 08/17/2022                        300,000              299,060
   Pertamina Persero
       6.000%, 05/03/2042                        300,000              298,097
   Perusahaan Gas Negara Persero
       5.125%, 05/16/2024                        300,000              303,932
   Perusahaan Listrik Negara MTN
       5.450%, 05/21/2028                        300,000              304,735
       4.125%, 05/15/2027                        400,000              369,262
   Star Energy Geothermal Wayang Windu
       Callable 04/24/2026 @ $103
       6.750%, 04/24/2033                        200,000              176,269
                                                                    ---------
                                                                    2,786,466
                                                                    ---------
MALAYSIA -- 2.2%
   Gohl Capital
       4.250%, 01/24/2027                        550,000              520,602
   Press Metal Labuan
       Callable 10/30/2020 @ $102
       4.800%, 10/30/2022                        300,000              277,322
                                                                    ---------
                                                                      797,924
                                                                    ---------
MONGOLIA -- 1.2%
   Mongolia Government International Bond MTN
       10.875%, 04/06/2021                       400,000              445,760
                                                                    ---------
SINGAPORE -- 2.2%
   Geo Coal International
       Callable 10/04/2020 @ $104
       8.000%, 10/04/2022                        400,000              367,872


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                    HARVEST ASIAN BOND FUND
                                                   JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----
   STATS ChipPAC
       Callable 11/24/2018 @ $104
       8.500%, 11/24/2020                      $ 400,000            $ 400,000
                                                                    ---------
                                                                      767,872
                                                                    ---------
SPAIN -- 1.9%
   Banco Santander
       Callable 09/29/2023 @ $100
       5.250%, VAR EUR Swap Annual
           5 Yr+4.999%, 12/29/2166+      EUR     400,000              461,242
   CaixaBank
       Callable 03/23/2026 @ $100
       5.250%, VAR EUR Swap Annual
           5 Yr+4.504%, 06/23/2166       EUR     200,000              213,708
                                                                    ---------
                                                                      674,950
                                                                    ---------
SRI LANKA -- 1.1%
   Sri Lanka Government International Bond
       6.750%, 04/18/2028                        400,000              377,460
                                                                    ---------
   TOTAL CORPORATE OBLIGATIONS
       (Cost $29,931,466)                                          28,439,283
                                                                   ----------

 CONVERTIBLE BONDS -- 9.2%
CHINA -- 9.2%
   Angang Steel
       0.000%, 05/25/2023 (B)            HKD   2,000,000              247,272
   China Railway Construction
       1.500%, 12/21/2021                CNY   2,000,000              283,308
   CIFI Holdings Group
       0.000%, 02/12/2019 (B)            HKD   4,000,000              497,094
   Future Land Development Holdings
       2.250%, 02/10/2019                HKD   4,000,000              502,830
   Powerlong Real Estate Holdings
       0.000%, 02/11/2019 (B)            HKD   3,000,000              373,776
   Smart Insight International
       0.000%, 01/27/2019 (B)            HKD   6,000,000              748,891


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      HARVEST ASIAN BOND FUND
                                                     JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------
                                             Face Amount(1)           Value
                                             --------------           -----
   Zhongsheng Group Holdings
       0.000%, 05/23/2023 (B)          HKD     5,000,000            $ 634,910
                                                                    ---------
   TOTAL CONVERTIBLE BONDS
       (Cost $3,359,386)                                            3,288,081
                                                                    ---------

 EXCHANGE TRADED FUND -- 2.4%
                                                  Shares
                                                  ------
UNITED KINGDOM -- 2.4%
   db x-trackers II - Harvest CSI China
       Sovereign Bond UCITS ETF                   38,558              839,504
                                                                    ---------
TOTAL EXCHANGE TRADED FUND
       (Cost $857,476)                                                839,504
                                                                    ---------

TOTAL INVESTMENTS-- 91.4%
   (Cost $34,148,328)                                             $32,566,868
                                                                  ===========


A list of the outstanding futures contracts held by the Fund at June 30, 2018, is as follows:

                      NUMBER OF
TYPE OF               CONTRACTS      EXPIRATION     NOTIONAL                UNREALIZED
CONTRACT              SHORT          DATE           AMOUNT       VALUE      DEPRECIATION
--------------------------------------------------------------------------------------------

U.S. 10-Year
  Treasury Notes          (7)        Sept-2018     $(836,172)  $(841,313)     $(5,141)

A list of the outstanding forward foreign currency contracts held by the Fund at June 30, 2018, is as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                              UNREALIZED
                            SETTLEMENT                                                       APPRECIATION
COUNTERPARTY                  DATE           CURRENCY TO DELIVER     CURRENCY TO RECEIVE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Highland Information         07/20/18
Services                  - 07/31/18 USD          3,217,842       CNY   20,493,649            $(129,974)
Highland Information         07/31/18
Services                  - 08/08/18  EUR         1,444,470       USD    1,733,834               43,060
                                                                                              ----------
                                                                                              $ (86,914)
                                                                                              ----------
Percentages are based on Net Assets of $35,646,316.

+   Perpetual Bond
(1) In U. S.  dollars unless otherwise indicated.
(A) Security in default on interest payments.
(B) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      HARVEST ASIAN BOND FUND
                                                     JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

CNY -- China Yuan Renminbi
ETF -- Exchange Traded Fund
EUR -- Euro
HKD -- Hong Kong Dollar
ICE -- Intercontinental Exchange
LIBOR -- London Interbank Offered Rate
MTN -- Medium Term Note
UCITS -- Undertakings for Collective Investment in Transferable Securities USD -- U.S. Dollar
VAR -- Variable Rate

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund's investments carried at value:


-------------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES               LEVEL 1         LEVEL 2       LEVEL 3         TOTAL
-------------------------------------------------------------------------------------------------
  Corporate Obligations                 $     --     $28,439,283      $     --     $28,439,283
  Convertible Bonds                           --       3,288,081            --       3,288,081
  Exchange Traded Funds                  839,504              --            --         839,504
                                        --------     -----------      --------     -----------
Total Investments in Securities         $839,504     $31,727,364      $     --     $32,566,868
                                        ========     ===========      ========     ===========

-------------------------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS            LEVEL 1          LEVEL 2        LEVEL 3       TOTAL
-------------------------------------------------------------------------------------------------
  Futures Contracts *
    Unrealized Depreciation             $ (5,141)    $        --      $     --     $    (5,141)
  Forwards Contracts *
    Unrealized Appreciation                   --          43,060            --          43,060
    Unrealized Depreciation                   --        (129,974)           --        (129,974)
                                        ---------    ------------     --------     ------------
Total Other Financial Instruments       $ (5,141)    $   (86,914)     $     --     $   (92,055)
                                        =========    ============     ========     ============

* Futures contracts and forward foreign currency contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the six months ended June 30, 2018, there have been no transfers between Level 1, Level 2 and/or Level 3 assets and liabilities. Transfers, if any, between levels are considered to have occurred at the end of the period.

For the six months ended June 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                      HARVEST ASIAN BOND FUND
                                                     JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITES
--------------------------------------------------------------------------------

ASSETS:
  Investments, at Value (Cost $34,148,328)                          $32,566,868
  Foreign Currency, at Value (Cost $371,509)                            368,781
  Cash Equivalents                                                    3,005,705
  Receivable for Investment Securities Sold                             877,829
  Interest Receivable                                                   425,848
  Cash Pledged as Collateral for Futures Contracts                      189,218
  Cash Pledged as Collateral for Forward Foreign Currency
    Contracts                                                           150,065
  Unrealized Appreciation on Forward Foreign Currency
    Contracts                                                            43,060
  Receivable for Capital Shares Sold                                     22,721
  Due from Adviser                                                       12,306
  Prepaid Expenses                                                       19,201
                                                                     -----------
TOTAL ASSETS                                                         37,681,602
                                                                     -----------
LIABILITIES:
  Payable for Investment Securities Purchased                         1,761,105
  Unrealized Depreciation on Forward Foreign Currency Contracts         129,974
  Payable for Capital Shares Redeemed                                    93,843
  Audit Fees Payable                                                     13,687
  Due to Administrator                                                   10,274
  Distribution Fees Payable (Class A Shares)                              2,628
  Chief Compliance Officer Fees Payable                                   1,600
  Unrealized Depreciation on Spot Currency Contracts                         29
  Other Accrued Expenses                                                 22,146
                                                                     -----------
TOTAL LIABILITIES                                                     2,035,286
                                                                    ------------
NET ASSETS                                                          $35,646,316
                                                                    ============
NET ASSETS CONSIST OF:
  Paid-in Capital                                                   $37,230,138
  Distributions in Excess of Net Investment Income                      (65,212)
  Accumulated Net RealizedGain on Investments, Futures
    Contracts, Foreign Forward Currency Contracts and
    Foreign Currency Transactions.                                      158,128
  Net UnrealizedDepreciation on Investments                          (1,581,460)
  Net Unrealized Depreciation on Futures Contracts                       (5,141)
  Net Unrealized Depreciation on Forward Foreign Currency
    Contracts, Foreign Currency Transactions and Translation
    of Other Assets and Liabilities Denominated in Foreign
    Currencies                                                          (90,137)
                                                                    ------------
NET ASSETS                                                          $35,646,316
                                                                    ============
NET ASSET VALUE PRICE PER SHARE
  INSTITUTIONAL CLASS SHARES ($21,815,615  2,292,216 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE)                         $      9.52
                                                                    ============
NET ASSET VALUE PRICE PER SHARE
  CLASS A SHARES ($13,830,701  1,450,266 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE)                         $      9.54
                                                                    ============
MAXIMUM OFFERING PRICE PER SHARE - CLASS A ($9.54/95.75%)           $      9.96
                                                                    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       FOR THE SIX MONTHS ENDED
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest Income                                                    $  812,395
  Dividend Income                                                           109
  Less: Foreign Taxes Withheld                                           (6,134)
                                                                     -----------
TOTAL INVESTMENT INCOME                                                 806,370
                                                                     -----------
EXPENSES:
  Investment Advisory Fees                                              138,910
  Administration Fees                                                    61,987
  Distribution Fees (Class A Shares)                                     17,191
  Trustees' Fees                                                          7,602
  Chief Compliance Officer Fees                                           2,897
  Transfer Agent Fees                                                    53,031
  Legal Fees                                                             21,045
  Registration Fees                                                      19,269
  Audit Fees                                                             13,687
  Printing Fees                                                          12,450
  Custodian Fees                                                          9,423
  Insurance and Other Expenses                                           21,604
                                                                     -----------
TOTAL EXPENSES                                                          379,096
LESS:
  Waiver of Investment Advisory Fees                                   (138,910)
  Reimbursement by Investment Adviser                                   (59,963)
                                                                     -----------
NET EXPENSES                                                            180,223
                                                                     -----------
NET INVESTMENT INCOME                                                   626,147
                                                                     -----------
NET REALIZEDLOSS ON INVESTMENTS                                        (260,647)
NET REALIZED GAIN ON FUTURES CONTRACTS                                   38,578
NET REALIZED GAIN ON FORWARD FOREIGN CURRENCY CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS                                     180,784
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS                 (1,558,707)
NET CHANGE IN UNREALIZED DEPRECIATION ON FUTURES CONTRACTS              (17,141)
NET CHANGE IN UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY
  CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION OF
  OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES       (156,099)
                                                                     -----------
NET REALIZED AND UNREALIZED LOSSON INVESTMENTS, FUTURES
  CONTRACTS, FORWARD FOREIGN CURRENCY CONTRACTS, FOREIGN CURRENCY
  TRANSACTIONS AND TRANSLATION OF OTHER ASSETS AND LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES                                  (1,773,232)
                                                                     -----------
NETDECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(1,147,085)
                                                                    ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST ASIAN BOND
                                                              FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2018           YEAR ENDED
                                                                 (UNAUDITED)         DECEMBER 31, 2017
                                                               ----------------      -----------------

OPERATIONS:
  Net Investment Income                                          $    626,147           $ 1,945,599
  Net RealizedGain (Loss) on Investments,
    Futures Contracts, Forward Foreign Currency
    Contracts and Foreign Currency Transactions
    and Translation of other Assets and Liabilities
    Denominated in Foreign Currencies                                 (41,285)            1,608,975
  Net Change in UnrealizedAppreciation
    (Depreciation) on Investments, Futures
    Contracts, Forward Foreign Currency Contracts
    and Foreign Currency Transactions and
    Translation of other Assets and Liabilities
    Denominated in Foreign Currencies                              (1,731,947)            1,088,905
                                                                 -------------          ------------
  NET INCREASE (DECREASE)IN NET ASSETS RESULTING
    FROM OPERATIONS                                                (1,147,085)            4,643,479
                                                                 -------------          ------------
DIVIDENDS AND DISTRIBUTIONS:
  NET INVESTMENT INCOME
    Institutional Class                                              (404,965)           (1,125,360)
    Class A                                                          (215,044)             (788,623)
  NET REALIZED GAINS
    Institutional Class                                                    --              (885,080)
    Class A                                                                --              (611,567)
                                                                 -------------          ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS                                  (620,009)           (3,410,630)
                                                                 -------------          ------------
CAPITAL SHARE TRANSACTIONS:(1)
Institutional ClassShares:
    Issued                                                         15,873,693             8,572,727
    Reinvestment of Distributions                                     345,661             2,008,290
    Redeemed                                                      (11,482,671)          (19,864,499)
                                                                 -------------          ------------
  NET INSTITUTIONAL CLASS SHARE TRANSACTIONS                        4,736,683            (9,283,482)
                                                                 -------------          ------------
Class A Shares:
    Issued                                                          2,821,798             3,776,851
    Reinvestment of Distributions                                     198,175             1,240,354
    Redemption Fees - Note 2                                              802                 3,809
    Redeemed                                                       (2,472,637)          (16,538,266)
                                                                 -------------          ------------
  NET CLASS A SHARE TRANSACTIONS                                      548,138           (11,517,252)
                                                                 -------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE
    TRANSACTIONS                                                    5,284,821           (20,800,734)
                                                                 -------------          ------------
TOTALINCREASE (DECREASE) IN NET ASSETS                              3,517,727           (19,567,885)
                                                                 -------------          ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST ASIAN BOND
                                                              FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2018           YEAR ENDED
                                                                 (UNAUDITED)         DECEMBER 31, 2017
                                                               ----------------      -----------------

NET ASSETS:
  Beginning of Period                                              32,128,589            51,696,474
                                                                 -------------          ------------
  End of Period (including distributions in excess
    of net investment income of $(65,212) and
    $(71,350), respectively)                                      $35,646,316           $32,128,589
                                                                  ============          ============

(1) For share transactions, see Note 6 in the Notes to Financial Statements.

Amounts designated as "--" are $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST ASIAN BOND
                                                              FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                        SELECTED PER SHARE DATA & RATIOS
                                                                           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               SIX
                                              MONTHS
                                              ENDED          YEAR           YEAR            YEAR           YEAR          PERIOD
                                             JUNE 30,        ENDED          ENDED           ENDED          ENDED          ENDED
                                               2018       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
INSTITUTIONAL CLASS SHARES                  (UNAUDITED)       2017           2016            2015           2014           2013*
                                            -----------   ------------   ------------    ------------   ------------   ------------
Net Asset Value, Beginning
of Period                                    $  9.96       $  9.83         $  9.86         $  9.93       $  10.06       $  10.00
                                             --------      --------        --------        --------      ---------      ---------

Income (Loss) from Operations:
 Net Investment
  Income(1)                                     0.17          0.44            0.49            0.49           0.49           0.37
 Net Realized and
  Unrealized Gain
  (Loss)                                       (0.45)         0.57            (0.03)         (0.04)          0.03           0.23
                                             --------      --------        --------        --------      ---------      ---------
Total from Operations                          (0.28)         1.01             0.46           0.45           0.52           0.60
                                             --------      --------        --------        --------      ---------      ---------
Redemption Fees                              $    --       $    --         $   0.00(2)     $    --       $     --       $   0.00(2)
                                             --------      --------        --------        --------      ---------      ---------
Dividends and Distributions:
 Net Investment
    Income                                     (0.16)        (0.46)           (0.34)         (0.52)         (0.50)         (0.50)
 Net Realized Gain                                --         (0.42)           (0.15)          0.00(2)       (0.15)         (0.04)
                                             --------      --------        --------        --------      ---------      ---------
Total Dividends and
Distributions                                  (0.16)        (0.88)           (0.49)         (0.52)         (0.65)         (0.54)
                                             --------      --------        --------        --------      ---------      ---------
Net Asset Value, End of
Period                                       $  9.52       $  9.96         $   9.83        $  9.86       $   9.93       $  10.06
                                             ========      ========        ---------       ========      =========      =========
TOTAL RETURN+                                  (2.80)%       10.43%            4.61%          4.56%          5.16%          6.09%
                                             ========      ========        ---------       ========      =========      =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)                                 $21,815       $18,222         $ 26,946        $36,803       $ 25,824       $ 19,130
Ratio of Expenses to Average
 Net Assets                                    0.88%**      0.88%            0.88%          0.88%          0.88%(3)       0.88%(3)**
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Fees Paid
 Indirectly)                                   1.95%**      1.67%              1.48%        1.47%          1.89%          4.53%**
Ratio of Net
 InvestmentIncome to
 Average Net Assets                            3.47%**      4.29%              4.90%        4.84%          4.81%          4.37%**
Portfolio Turnover Rate.                        215%***      352%               171%         210%           336%           372%***

    AMOUNTS DESIGNATED AS "--"  ARE $0.

*   COMMENCED OPERATIONS ON FEBRUARY 27, 2013.
**  ANNUALIZED
*** NOT ANNUALIZED
+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) CALCULATED USING AVERAGE SHARES.
(2) AMOUNT REPRESENTS LESS THAN $0.01   PER SHARE
(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSES OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.88%.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               HARVEST ASIAN BOND
                                                              FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                        SELECTED PER SHARE DATA & RATIOS
                                                                           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                               SIX
                                              MONTHS
                                              ENDED          YEAR           YEAR            YEAR           YEAR          PERIOD
                                             JUNE 30,        ENDED          ENDED           ENDED          ENDED          ENDED
                                               2018       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
CLASS A SHARES                              (UNAUDITED)       2017           2016            2015           2014           2013*
                                            -----------   ------------   ------------    ------------   ------------   ------------
Net Asset Value, Beginning
of Period                                    $  9.98       $  9.85         $  9.86         $  9.93       $  10.06       $  10.00
                                             --------      --------        --------        --------      ---------      ---------
Income (Loss) from Operations:
 Net Investment
  Income(1)                                     0.16          0.42            0.47            0.47           0.47           0.39
 Net Realized and
  Unrealized Gain
  (Loss)                                       (0.45)         0.57            (0.02)         (0.05)          0.02           0.14
                                             --------      --------        --------        --------      ---------      ---------
Total from Operations                          (0.29)         0.99             0.45           0.42           0.49           0.53
                                             --------      --------        --------        --------      ---------      ---------
Redemption Fees                              $  0.00(2)    $  0.00(2)       $  0.00(2)     $  0.00(2)     $  0.01       $   0.07
                                             --------      --------        --------        --------      ---------      ---------
Dividends and Distributions:
 Net Investment
    Income                                     (0.15)        (0.44)           (0.31)         (0.49)         (0.48)         (0.50)
 Net Realized Gain                                --         (0.42)           (0.15)          0.00(2)       (0.15)         (0.04)
                                             --------      --------        --------        --------      ---------      ---------
Total Dividends and
Distributions                                  (0.15)        (0.86)           (0.46)         (0.49)         (0.63)         (0.54)
                                             --------      --------        --------        --------      ---------      ---------
Net Asset Value, End of
Period                                       $  9.54       $  9.98          $  9.85        $  9.86        $  9.93       $  10.06
                                             ========      ========        ---------       ========      =========      =========
TOTAL RETURN+                                  (2.91)%       10.13%            4.60%          4.30%          4.97%          6.09%
                                             ========      ========        ---------       ========      =========      =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)                                 $13,831       $13,907          $24,750        $20,087        $12,907       $    490
Ratio of Expenses to Average
 Net Assets                                     1.13%**       1.13%            1.13%          1.13%          1.13%(3)     1.13%(3)**
Ratio of Expenses to Average
 Net Assets (Excluding
 Waivers and Fees Paid
 Indirectly)                                    2.21%**       1.91%            1.74%          1.73%           2.06%        4.79%**
Ratio of Net
 InvestmentIncome to
 Average Net Assets                             3.23%**       4.12%             4.66%         4.64%            4.58%       4.13%**
Portfolio Turnover Rate                          215%***       352%              171%          210%             336%         372%***

    AMOUNTS DESIGNATED AS "--"  ARE $0.

*   COMMENCED OPERATIONS ON FEBRUARY 27, 2013.
**  ANNUALIZED
*** NOT ANNUALIZED
+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
(1) CALCULATED USING AVERAGE SHARES.
(2) AMOUNT REPRESENTS LESS THAN $0.01   PER SHARE
(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.13%

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of Harvest Asian Bond Fund (the "Fund"), formerly Harvest Funds Intermediate Bond, which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2.   SIGNIFICANT ACCOUNTING POLICIES:

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements of the Fund.
The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB").

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust's Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

     Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     As of June 30, 2018, there were no securities valued in accordance with the fair value procedures.

     In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

     Level 3 -- Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For details of the investment classification, reference the Schedule of Investments.

     For the six month period ended June 30, 2018, there have been no significant changes to the Fund's fair value methodologies.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund generally bifurcates the portion of realized gains (losses) on investments in debt securities which is attributed to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) in included in the Statement of Operations under 'Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions'. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

     To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

     Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

     For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

     The following table presents by derivative type the Fund's OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 30, 2018:

                          VALUE OF    VALUE OF     COLLATERAL PLEDGED      NET
     DERIVATIVE TYPE       ASSET     LIABILITY           BY FUND         AMOUNT
     ---------------------------------------------------------------------------

     Forward Foreign
     Currency Exchange
     Contracts            $43,060    $(129,974)         $150,065         $63,151

     For the six month period ended June 30, 2018, the average balances of forward foreign currency exchange contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
     Average Monthly Notional Contracts Purchased                   $(2,528,611)
     Average Monthly Notional Contracts Sold                        $ 2,714,595

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     FUTURES CONTRACTS -- To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. The Fund's investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

     For the six month period ended June 30, 2018, the average balances of futures contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:

     FUTURES CONTRACTS:
     Average Monthly Notional Value Balance Short                     $(139,362)

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018 was as follows:

                               ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                         SIX MONTHS ENDED JUNE 30, 2018          SIX MONTHS ENDED JUNE 30, 2018
                      STATEMENT OF ASSETS AND LIABILITIES      STATEMENT OF ASSETS AND LIABILITIES
                      -----------------------------------      -----------------------------------
                        LOCATION              FAIR VALUE        LOCATION          FAIR VALUE
     ---------------------------------------------------------------------------------------------

     Forward          Unrealized                               Unrealized
     Foreign          appreciation                             depreciation
     exchange         on forward                               on forward
     contracts        foreign currency                         foreign currency
                      contracts                $43,060         contracts           $129,974
                      Net Assets                               Net Assets
     Interest rate    -- Unrealized                            -- Unrealized
     contracts        appreciation on                          depreciation on
                      futures contracts              -        futures contracts       5,141
                                               -------                             --------
     Total derivatives not accounted
     for as hedging instruments                $43,060                             $135,115
                                               -------                             --------

     The effect of derivative instruments on the Statements of Operations for the six month period ended June 30, 2018 is as follows: Amount of realized gain or (loss) on derivatives recognized:

                                                            FORWARD FOREIGN
     DERIVATIVES NOT ACCOUNTED FOR                             CURRENCY
     AS HEDGING INSTRUMENTS                      FUTURES       CONTRACTS      TOTAL
     --------------------------------------------------------------------------------
       Forward Foreign exchange contracts         $    --      $214,660     $214,660
       Interest rate contracts                     38,578            --       38,578
                                                  -------      --------     --------
          Total                                   $38,578      $214,660     $253,238
                                                  =======      ========     ========

     Change in unrealized appreciation or (depreciation) on derivatives recognized:

                                                            FORWARD FOREIGN
     DERIVATIVES NOT ACCOUNTED FOR                             CURRENCY
     AS HEDGING INSTRUMENTS                      FUTURES       CONTRACTS      TOTAL
     --------------------------------------------------------------------------------

       Forward Foreign exchange contracts       $     --      $(152,778)   $(152,778)
       Interest rate contracts                   (17,141)            --      (17,141)
                                                ---------     ----------   ----------
          Total                                 $(17,141)     $(152,778)   $(169,919)
                                                =========     ==========   ==========

     Federal Income Taxes -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the six month period ended June 30, 2018, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended June 30, 2018, the Fund did not incur any interest or penalties.

     Cash Equivalents -- Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

     Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

     Classes -- Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     Dividends and Distributions to Shareholders -- The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     Redemption Fees -- The Fund retains redemption fees of 1.50% on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

     increase to paid-in capital. For the six month period ended June 30, 2018, the Fund's Class A shares retained $802. For the year ended December 31, 2017, the Fund's Class A Shares retained fees of $3,809. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

     Front-End Sales Commission -- Front-end sales commissions (the "sales charge") are not recorded as expenses of the Fund. Sales charges are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares.

     Cash Overdraft Charges -- Per the terms of the agreement with Brown Brothers Harriman & Co. (the "Custodian"), if the Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the published 30-day LIBOR plus 2.00% . Cash overdraft charges are included in Custodian Fees on the Statement of Operations. For the six month period ended June 30, 2018, the Fund paid $991 in cash overdraft charges.

3.   TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended June 30, 2018, the Fund was charged $61,987, for these services.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

The Trust has adopted a Distribution Plan (the "Plan") for the Fund's Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of it shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund's average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as Custodian for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.   INVESTMENT ADVISORY:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited ("Harvest" or the "Adviser") provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively "excluded expenses") from exceeding the amounts of 0.88% and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2019.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed above for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

As of June 30, 2018, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

$335,351, $326,548, $356,070 and $387,634 expiring in 2018, 2019, 2020 and 2021 respectively. During the six month period ended June 30, 2018, there has been no recoupment of previously waived and reimbursed fees.

6.   SHARE TRANSACTIONS

                                       SIX MONTHS                   YEAR
                                       ENDED JUNE                   ENDED
                                        30, 2018                 DECEMBER 31,
                                       (UNAUDITED)                   2017
                                       -----------               ------------
SHARE TRANSACTIONS:
  INSTITUTIONAL CLASS
    Issued                              1,584,679                   826,372
    Reinvested                             35,355                   197,950
    Redeemed                           (1,157,875)               (1,934,688)
                                       -----------               ------------
  NET SHARE TRANSACTIONS                  462,159                  (910,366)
                                       ===========               ============
  CLASS A
    Issued                                285,527                   369,517
    Reinvested                             20,257                   122,209
    Redeemed                             (249,520)               (1,611,243)
                                       -----------               ------------
  NET SHARE TRANSACTIONS                   56,264                (1,119,517)
                                       ===========               ============

7.   INVESTMENT TRANSACTIONS

The cost of security purchases and process from security sales, other than short-term securities, for the six month period ended June 30, 2018, were as follows:

                                     U.S. GOVERNMENT           OTHER
                                     ---------------       ------------
    Purchases                         $  1,937,199         $ 62,474,078
    Sales                                1,253,720           62,332,698

8.   FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

The following permanent differences, primarily attributed to foreign currency gains and losses, REIT reclass, and sale of passive foreign investment companies ("PFIC"), have been reclassified to/from the following accounts during the year ended December 31, 2017:

        Undistributed Net          Accumulated Net
        Investment Loss             Realized Gain
        -----------------          ---------------
        $   (27,392)               $    27,392

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

                                       Long-Term
             Ordinary Income          Capital Gain          Total
             ---------------          ------------      -----------
     2017      $ 2,773,270             $ 637,360        $ 3,410,630
     2016        2,559,741                13,906          2,573,647


As of December 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

     Undistributed Ordinary Income                   $ 269,984
     Post October Currency Losses Deferred             (42,388)
     Unrealized Depreciation                           (44,324)
                                                     ----------
     Total Net Distributable Earnings                $ 183,272
                                                     ----------

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Post October losses represent losses realized on investment transactions from November 1, 2017 through December 31, 2017 that, in accordance with Federal income tax regulations, the Fund may defer and treat as having arisen in the following fiscal year.

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, mark to market of futures, and PFIC's.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency) by the Fund at June 30, 2018 were as follows:

                      AGGREGATE GROSS     AGGREGATE GROSS
        FEDERAL          UNREALIZED         UNREALIZED       NET UNREALIZED
       TAX COST         APPRECIATION       DEPRECIATION       DEPRECIATION
     -----------      ---------------    ----------------    --------------
     $38,320,303          $52,479          $(1,825,526)       $(1,773,047)

9.   CONCENTRATION OF RISK:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could impact the net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund's portfolio consists mainly of Chinese fixed income securities.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's investments to decline in value. The People's Republic of China
(PRC) government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10.  OTHER:

As of June 30, 2018, 86% of Institutional Class Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.  SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of a mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2018 to June 30, 2018).

The table on the next page illustrates your Fund's costs in two ways.

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Funds' actual return -- the account values shown do not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                        BEGINNING         ENDING
                                         ACCOUNT         ACCOUNT       ANNUALIZED      EXPENSES
                                          VALUE           VALUE         EXPENSE      PAID DURING
                                         1/1/18          6/30/18         RATIOS        PERIOD*
------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
     Institutional Class Shares        $1,000.00         $  972.00       0.88%         $ 4.30
     Class A Shares                     1,000.00            970.90       1.13%           5.52
HYPOTHETICAL 5% RETURN
     Institutional Class Shares        $1,000.00         $1,020.43       0.88%         $ 4.41
     Class A Shares                     1,000.00          1,019.19       1.13%           5.66

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

THE ADVISORS' INNER CIRCLE FUND                        HARVEST ASIAN BOND FUND
                                                       JUNE 30, 2018 (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHAREHOLDER VOTING RESULTS
--------------------------------------------------------------------------------

A Special Meeting of the Shareholders of The Advisors' Inner Circle Fund (the "Trust") was held on March 26, 2018 for the purpose of electing the following eight Trustees to the Board of Trustees of the Trust: Robert Nesher, N. Jeffrey Klauder, Joseph T. Grause, Jr., Mitchell A. Johnson, Betty L. Krikorian, Bruce Speca, George J. Sullivan, Jr. and Tracie E. Ahern. There were 2,467,951,273 outstanding shares, 1,333,842,157 shares were voted representing 54.05% of the eligible outstanding shares. The results of the election are as follows:

                                                                     PERCENTAGE
                               SHARES VOTED          SHARES           VOTED IN      PERCENTAGE
TRUSTEE/NOMINEE                     FOR             WITHHELD          FAVOR OF      WITHHELD
------------------------------------------------------------------------------------------------
Robert Nesher                  1,280,261,954       58,538,573          95.63%         4.37%
N. Jeffrey Klauder             1,292,711,736       46,088,791          96.56%         3.44%
Joseph T. Grause, Jr.          1,279,204,698       59,595,829          95.55%         4.45%
Mitchell A. Johnson            1,260,036,047       78,764,480          94.12%         5.88%
Betty L. Krikorian             1,278,672,397       60,128,130          95.51%         4.49%
Bruce Speca                    1,279,095,054       59,705,473          95.54%         4.46%
George J. Sullivan, Jr.        1,266,623,410       72,177,117          94.61%         5.39%
Tracie E. Ahern                1,298,017,704       40,782,823          96.95%         3.05%

                                     Notes

                                     Notes

                                     Notes

                                 HARVEST FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-855-573-6994

                              INVESTMENT ADVISER:
                       Harvest Global Investments Limited
                            31/F One Exchange Square
                           8 Connaught Place, Central
                                   Hong Kong

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                          Philadelphia, PA 19103-2921

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                         2001 Market Street, Suite 1800
                             Philadelphia, PA 19103


                      This information must be preceded or
                  accompanied by a current prospectus for the
                                     Fund.


                                                                 HGI-SA-001-0700

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))
that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT
          INVESTMENT COMPANIES.
Not applicable.

ITEMS 13. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     The Advisors' Inner Circle Fund


By (Signature and Title)                         /s/ Michael Beattie
                                                 -------------------------------
                                                 Michael Beattie, President

Date: September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                         /s/ Michael Beattie
                                                 -------------------------------
                                                 Michael Beattie, President

Date: September 6, 2018


By (Signature and Title)                         /s/ Stephen Connors
                                                 -------------------------------
                                                 Stephen Connors
                                                 Treasurer, Controller & CFO

Date: September 6, 2018